Non-controlling interest	12 Months Ended
Dec. 31, 2022
Noncontrolling Interest [Abstract]
Non-controlling interest [Text Block]

14 Non-controlling interest

In September 2022, the Company's subsidiary, LPV, completed a reverse takeover of Column Capital Corp. ("CPC") whereby the shareholders of LPV obtained control of CPC. The combined entity was named Largo Physical Vanadium Corp. and commenced trading on the TSX Venture Exchange. The fair value of the shares issued by LPV exceeded the fair value of CPC's net assets by $571 , which was recorded as a listing expense. As part of the transaction, the Company invested cash of C$20,000 and vanadium assets with a fair value at the time of investment of $5,503 (C$7,264) into LPV. LPV received cash from other investors of C$10,220 and incurred share issuance costs of C$638 in connection with this transaction. The difference of $2,022 between the proceeds from the share issuance and the increase in non-controlling interests was recognized in equity. Total vanadium assets acquired in the year ended December 31, 2022 was $14,510 (year ended December 31, 2021 - $nil) and the total vanadium assets held at December 31, 2022 was $14,510 (December 31, 2021 - $nil).

Total
Balance at December 31, 2021	$-
Sale of non-controlling interest	9,937
Net income (loss) attributable to NCI	(775)
Balance at December 31, 2022	$9,162

Selected summarized information relating to LPV is provided below, before any intercompany eliminations:

	December 31,	December 31,
	2022	2021
Current assets	$11,742	$-
Non-current assets	15,344	-
Total assets	$27,086	$-
Current liabilities	374	-
Total Liabilities	$374	$-